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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors and Stockholders
MGI PHARMA, Inc.:

We consent to the use of our reports dated February 4, 2000, except as to Note 8 which is as of March 14, 2000, with respect to the financial statements of MGI PHARMA, Inc., incorporated by reference herein, and to the reference to our Firm under the heading "Experts" in the prospectus in this Form S-3 registration statement.


                                  /s/ KPMG LLP

Minneapolis, MN
February 13, 2001